UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 7, 2003

                 Date of Earliest Event Reported: April 7, 2003


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                       VIRGINIA                           54-1387365
              (State or other jurisdiction of          (I.R.S. Employer
              incorporation or organization)          Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000






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Item 9. Regulation FD Disclosure

Dollar Tree Stores, Inc. will release a business update for the first quarter of fiscal 2003, which will be available via a recorded telephone announcement from Monday, April 7 at 6:00 PM EDT through Friday, April 11. The recorded announcement may be accessed by calling (757) 321-5TRE.

The text of that recorded announcement is included below:

     Thank you for calling the Dollar Tree business update hotline. This is Eric Coble, Chief Financial Officer.

     The information on this call about our future expectations, plans and prospects constitutes forward-looking statements under the Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including national and international events, consumer spending, and others described in our recent Annual Report, Current Report, and Quarterly Report on file with the SEC. This information is current only as of the date presented, and we will not update this information until our official quarterly sales release scheduled for Thursday, May 8, before market open.

     Our plan for the fiscal first quarter, which runs from February 2 through May 3, is for total sales to be in the range of $590 to $610 million. Through April 5, the Company's sales can be characterized as on-plan, within the lower-to-middle portion of our planned range. While we would have anticipated an impact from the war in Iraq, we have not seen a discernible effect on our sales thus far.

     As a reminder, Easter falls late this year, on April 20, compared to March 31 last year. The longer selling season historically has benefited us, and the important part of the Easter selling season is upon us, so our sales results for the next two weeks take on added importance.

     As of March 31, 2003, we operated 2,301 stores in 41 states, compared to 2,031 stores in 37 states at March 31, 2002.

     This hotline will next be updated on Monday, July 7.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS:

This document contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments and results, including our anticipated sales and the effect of the war in Iraq. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and

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"Business" sections in our Annual Report on Form 10-K filed March 28, 2003, as well as the risk factors appearing on pages 3-4 of the Annual Report. In light of these risks and uncertainties, the future events, developments or results described by our forward-looking statements in this document could turn out to be materially and adversely different from those we discuss or imply.

We are not obligated to release publicly any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this report or to reflect the occurrence of future events and you should not expect us to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: April 7, 2003

                                    DOLLAR TREE STORES, INC.


                                    By:     /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer



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